UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Qnity Electronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42619	33-3002745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road,	Building 735	19805
Wilmington,	Delaware
(Address of principal executive offices)		(Zip Code)
1 (302) 294-4651
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 9, 2025 (the “Effective Date”), Sang Ho Kang, ceased from serving in his role as President of the Semiconductor Technologies segment of Qnity Electronics, Inc. (the “Company”). As of the Effective Date, Sam Ponzo, the Chief Strategy and Commercial Officer of the Company, will become Interim President of the Semiconductor Technologies segment while the Company conducts a search for Mr. Kang’s permanent replacement.
In connection with his separation, Mr. Kang will be eligible to receive severance benefits, subject to his execution and non-revocation of a standard form of release, in accordance with the terms of the Company’s Senior Executive Severance Plan, as filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2025, as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q. Mr. Kang’s departure was not related to the Company’s consolidated financial statements, financial reporting or internal controls over financial reporting.
Item 7.01 Regulation FD Disclosure.
On December 9, 2025, the Company issued a press release, furnished as Exhibit 99.1, and incorporated herein by reference, regarding Mr. Ponzo’s appointment as Interim President of the Semiconductor Technologies segment.
Item 8.01 Other Events.
On December 9, 2025, the Board of Directors of the Company determined that the Company’s first Annual Meeting of Stockholders will be held on May 21, 2026 (the “2026 Annual Meeting”).
Deadlines for submission of nominations and shareholder proposals are set out below for clarity given that this is the Company’s first Annual Meeting. As disclosed in the Company’s information statement, dated October 15, 2025, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 15, 2025, for the purposes of the Company’s first annual meeting, the anniversary date of our 2025 annual meeting has been deemed to be May 22, 2026. Please refer to the Company’s Amended and Restated Bylaws (“Bylaws”) for additional information.
•To be considered timely under the Bylaws, stockholder’s notice of director nominations for election to the Company’s Board of Directors (including nominations made pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other than “proxy access” director nominations, which are discussed below) and proposals of items of business intended to be presented at the 2026 Annual Meeting, but not included in the Company’s proxy materials, must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company no earlier than January 22, 2026 and not later than February 21, 2026.
•To be considered timely under Rule 14a-18 of the Exchange Act, stockholder notice of proxy access nominations must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company not later than January 22, 2026.
•To be considered timely under Rule 14a-8 of the Exchange Act, stockholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received at the Company’s principal executive offices not later than December 19, 2025.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
99.1	Press Release of Qnity Electronics, Inc., dated December 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNITY ELECTRONICS, INC.

By:	/s/ Peter W. Hennessey
Name:	Peter W. Hennessey
Title:	General Counsel

Date: December 9, 2025
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